       KC                                     [LOGO]                                        SPECIMAN


     COMMON STOCK                                                           SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                                            ----------------------------------------
INCORPORATED UNDER THE LAWS             KUHLMAN CORPORATION                               CUSIP 501206 10 6
 OF THE STATE OF DELAWARE      THIS CERTIFICATE IS TRANSFERABLE IN THE      ----------------------------------------
                              CHICAGO, ILLINOIS OR NEW YORK, NEW YORK
THIS CERTIFIES THAT



                                              SPECIMAN



IS THE OWNER OF


               FULL PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $1.00 EACH OF THE COMMON STOCK OF

            KUHLMAN CORPORATION TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED
          ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES
          REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES
          OF INCORPORATION OF THE CORPORATION (COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT), TO ALL
          OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED
          BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
            WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

          DATED:

                   /s/ Richard A. Walker                                     /s/  Robert S. Jepson, Jr.
                                                         [SEAL]

                               SECRETARY                                          CHAIRMAN OF THE BOARD




COUNTERSIGNED AND REGISTERED:
             HARRIS TRUST AND SAVINGS BANK
                                                        TRANSFER AGENT
                                                        AND REGISTRAR


BY


                                                       AUTHORIZED SIGNATURE

   THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT DATED AS OF APRIL 28, 1987 (THE "RIGHTS AGREEMENT") BETWEEN KUHLMAN CORPORATION AND HARRIS TRUST AND SAVINGS BANK AS SUCCESSOR RIGHTS AGENT (THE "RIGHTS AGENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF KUHLMAN CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL, AFTER RECEIPT OF A WRITTEN REQUEST, MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE. UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO OR HELD BY ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ITS AFFILIATE OR ASSOCIATE (AS DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSONS OR BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID.


   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common           UNIF GIFT MIN ACT--_____Custodian_____
TEN ENT --as tenants by the entireties                      (Cust)       (Minor)
JT TEN  --as joint tenants with rights                   under Uniform Gifts to
          of survivorship and not as                     Minors Act__________
          tenants in common                                          (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,_______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- ---------------------------------------


- ---------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________


_______________________________________________________________________________


__________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED____________________________


                                    ________________________________________
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: ____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.